UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2009

Meltdown Massage and Body Works, Inc.
(Exact Name of Small Business Issuer in its Charter)

Nevada	7200	20-8758875
(State of Incorporation)	(Primary Standard Classification Code)	(IRS Employer ID No.)

8540 Younger Creek Drive, #2
Sacramento, CA 95828
 (Address of Registrant's Principal Executive Offices) (Zip Code)

 (916-388-0255)
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we",  "us",  "our",  "our company" refers to Meltdown Massage and Body Works, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties. Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 16, 2009, the Company entered into an agreement (the “Agreement” with Conesco, Inc., a California corporation (the “Conesco”) and the Shareholders of Conesco listed in Exhibit “A of the Agreement (the “Shareholders”) whereby for the issuance of three million shares of Company common stock to the Shareholders, the Company received all the shares of Conesco.  As a consequence of this tax free share exchange, Conesco becomes a wholly owned subsidiary of the Company. A copy of the Agreement is attached hereto as Exhibit 2.1 and the press release related to this transaction is attached as Exhibit 99.1

The issuance of the securities above were effected in reliance on the exemptions for private sales of securities not involving a public offering pursuant to in Section 4(2) and Section 4(6) of the Securities Act.

ITEM  2.01 - ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01 above.

ITEM  3.02 - UNREGISTERED SALE OF EQUITY SECURITIES.

See Item 1.01 above.

In addition, the Company issued 1,000,000 shares of common stock, vesting monthly over thirty six months, to 14 key employees as incentives for continuing service.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired

  Not required

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.2:

  Not required

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement with Conesco, Inc. and the Shareholders of Conesco, dated as of January 16, 2009,

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 22, 2009
Meltdown Massage and Body Works, Inc.

By:	/s/ Donald Gordon
Donald Gordon
CEO